                                                                      EXHIBIT 21

                           SUBSIDIARIES OF THE COMPANY

      Certain active subsidiaries of the Company and their subsidiaries as of December 31, 1996, are listed below. The names of certain subsidiaries, which considered in the aggregate would not constitute a significant subsidiary, have been omitted.

                                                                   State or
                                                                  Country of
        Name                                                     Organization
        ----                                                     ------------
1020147 Ontario Limited .........................................  Canada
464088 Ontario Limited ..........................................  Canada
AB Estrella .....................................................  Sweden
AB Kraft Jacobs Suchard Lietuva..................................  Lithuania
A/O Almaty Tobacco Company ......................................  Kazakhstan
A/O Krasnadortabakprom ..........................................  Russia
A/O Philip Morris NEVA ..........................................  Russia
A/S Freia .......................................................  Norway
A/S Maarud ......................................................  Norway
Ajinomoto General Foods, Inc. ...................................  Japan
Aktieselskabet FMD af 11 juni 1920 ..............................  Denmark
American Specialty & Craft Beer Co. .............................  Delaware
Beijing Kraft Food Corporation Limited ..........................  China
Burlington Foods, Inc............................................  United States
C.A. Tabacalera Nacional ........................................  Venezuela
Cafe GRAND'MERE S.A. ............................................  France
Cafe HAG S.A. ...................................................  France
Callard & Bowser-Suchard, Inc. ..................................  Delaware
Capri Sun, Inc. .................................................  Delaware
Celis Brewery, Inc. .............................................  Texas
Century Importers Inc. ..........................................  Delaware
Churny Company, Inc. ............................................  Delaware
Comptoir De La Confiserie .......................................  France
Cote d'Or Italia S.p.A. .........................................  Italy
DE LA S.r.l. ....................................................  Italy
Daesung Machinary ...............................................  Korea
Dart Resorts Inc. ...............................................  Delaware
Dong Suh Foods Corporation ......................................  Korea
Dong Suh Oil & Fats Co., Ltd. ...................................  Korea
Egri Dohanygyar kft. ............................................  Hungary
El Gallito Industrial, S.A. .....................................  Costa Rica
Estrella A/S ....................................................  Denmark
FTR Holding S.A. ................................................  Switzerland
Fabriques de Tabac Reunies S.A. .................................  Switzerland
Fattorie Osella S.p.A. ..........................................  Italy
Franklin Baker Company of the Philippines .......................  Philippines
Freia Chokolade A/S .............................................  Denmark

                                                                   State or
                                                                  Country of
        Name                                                     Organization
        ----                                                     ------------
Gardner's Good Foods, Inc. ......................................  New Jersey
General Foods Credit Corporation ................................  Delaware
General Foods Credit Investors No. 1 Corporation ................  Delaware
General Foods Credit Investors No. 2 Corporation ................  Delaware
General Foods Credit Investors No. 3 Corporation ................  Delaware
General Foods Foreign Sales Corporation .........................  Virgin Islands (U.S.)
General Foods Pty. Ltd. .........................................  Australia
Grant Holdings, Inc. ............................................  Pennsylvania
Grundstucksgemeinschaft Kraft Jacobs Suchard GbR ................  Germany
Guangtong Food Company Ltd. .....................................  China
HAG GF AG .......................................................  Germany
Hansung Life Insurance Co. Ltd. .................................  Korea
HNB Investment Corp. ............................................  Delaware
Industrias de Chocolate Lacta S.A.  .............................  Brazil
International Pet Foods Ltd. ....................................  New Zealand
ION SA ..........................................................  Greece
Jacob Leinenkugel Brewing Company, Inc. .........................  Wisconsin
Jacobs Suchard Beteiligungs Gesellschaft GmbH ...................  Austria
Jacobs Suchard China Limited ....................................  Hong Kong
Jacobs Suchard Figaro A.S. ......................................  Czechoslovakia
Jacobs Suchard Pavlides SA ......................................  Greece
KJS Namur SA ....................................................  Belgium
Kharkov Tobacco Factory .........................................  Ukraine
Kraft Canada Inc. ...............................................  Canada
Kraft Chorzele Sp. z o.o. .......................................  Poland
Kraft Food Ingredients Corp. ....................................  Delaware
Kraft Foods AB ..................................................  Sweden
Kraft Foods de Mexico S.A. de C.V. ..............................  Mexico
Kraft Foods Holdings Norway, Inc. ...............................  Delaware
Kraft Foods, Inc. ...............................................  Delaware
Kraft Foods (Philippines), Inc. .................................  Philippines
Kraft Foods (Puerto Rico), Inc. .................................  Puerto Rico
Kraft Foods International, Inc. .................................  Delaware
Kraft Foods International Services, Inc..........................  United States
Kraft Foods (Asia-Pacific) Ltd. .................................  Hong Kong
Kraft Foods (Australia) Limited .................................  Australia
Kraft Foods (Singapore) Pte Ltd .................................  Singapore
Kraft Foods Limited .............................................  Australia
Kraft Foods Manufacturing Corporation ...........................  Delaware
Kraft Freia Marabou AB...........................................  Sweden
Kraft Foods (New Zealand) Limited ...............................  New Zealand
Kraft Freia Marabou ApS .........................................  Denmark
Kraft Freia Marabou Danmark A/S .................................  Denmark
Kraft Freia Marabou Norden a.s. .................................  Norway
Kraft General Foods Europe GmbH .................................  Germany
Kraft General Foods Norge AS ....................................  Norway
Kraft Hellas SA .................................................  Greece
Kraft Jacobs Suchard AG .........................................  Switzerland
Kraft Jacobs Suchard (Australia) Pty. Ltd. ......................  Australia
Kraft Jacobs Suchard (Schweiz) AG ...............................  Switzerland
Kraft Jacobs Suchard BV .........................................  Netherlands

                                                                   State or
                                                                  Country of
        Name                                                     Organization
        ----                                                     ------------
Kraft Jacobs Suchard Bulgaria AD ................................  Bulgaria
Kraft Jacobs Suchard CS SPOL. S.R.O  ............................  Czechoslovakia
Kraft Jacobs Suchard Central & Eastern Europe Service BV ........  Netherlands
Kraft Jacobs Suchard Coffex .....................................  France
Kraft Jacobs Suchard Erzeugnisse GmbH & Co. KG ..................  Germany
Kraft Jacobs Suchard France SA ..................................  France
Kraft Jacobs Suchard GmbH (Bremen) ..............................  Germany
Kraft Jacobs Suchard Hungaria KFT ...............................  Hungary
Kraft Jacobs Suchard Iberia, S.A. ...............................  Spain
Kraft Jacobs Suchard Ireland Ltd. ...............................  Ireland
Kraft Jacobs Suchard Laverune ...................................  France
Kraft Jacobs Suchard Limited ....................................  United Kingdom
Kraft Jacobs Suchard (Holdings) Limited (United Kingdom) ........  United Kingdom
Kraft Jacobs Suchard Management & Consulting AG .................  Switzerland
Kraft Jacobs Suchard Manufacturing GmbH & Co KG .................  Germany
Kraft Jacobs Suchard Oesterreich Gesellschaft MBH ...............  Austria
Kraft Jacobs Suchard Polska Sp. z o.o. ..........................  Poland
Kraft Jacobs Suchard Portugal Productos Alimentares Lda. ........  Portugal
Kraft Jacobs Suchard Produktion GmbH.............................  Germany
Kraft Jacobs Suchard R & D, Inc. ................................  Delaware
Kraft Jacobs Suchard Reims ......................................  France
Kraft Jacobs Suchard Romania SA .................................  Romania
Kraft Jacobs Suchard S.A. .......................................  Belgium
Kraft Jacobs Suchard S.p.A. .....................................  Italy
Kraft Jacobs Suchard Strasbourg .................................  France
Kraft Japan, K.K. ...............................................  Japan
Kraft Korea Inc..................................................  Korea, Republic of
Kraft Pizza Company .............................................  Delaware
Kraft Suchard Argentina, S.A. ...................................  Argentina
Kraft Suchard Brasil S.A. .......................................  Brazil
Kraft Tianmei Food (Tianjin) Co., Ltd. ..........................  China
Krema Limited ...................................................  Ireland
La Loire Investment Corp. .......................................  Delaware
La Seine Investment Corp. .......................................  Delaware
Le Rhone Investment Corp. .......................................  Delaware
MBC Holdings, Inc. ..............................................  Wisconsin
Malaco A/S ......................................................  Denmark
Marabou GmbH ....................................................  Germany
Marsa Kraft Jacobs Suchard Sabanci
  Gida Sanayi ve Ticaret A.S. ...................................  Turkey
Martlet Importing Co. Inc. ......................................  New York
Massalin Particulares S.A. ......................................  Argentina
Maxpax France SA ................................................  France
Miller Brewing 1855, Inc. .......................................  Delaware
Miller Brewing Company ..........................................  Wisconsin
Miller Brewing do Brasil, Ltda. .................................  Brazil
Miller Brewing of Canada, Ltd. ..................................  Canada
Miller Brewing of Europe, Ltd. ..................................  United Kingdom
Mirabell Salzburger Confiserie-und Bisquit GmbH .................  German Democratic Rep.
Mission Viejo Company ...........................................  California
Molson Breweries U.S. Holdings Inc. .............................  Delaware

                                                                   State or
                                                                  Country of
        Name                                                     Organization
        ----                                                     ------------
Molson Breweries U.S.A. Inc. ....................................  Delaware
Oy Estrella AB ..................................................  Finland
Oy Kraft Freia Marabou Finland AB ...............................  Finland
P.M. Beverage Holdings, Inc. ....................................  Delaware
P.T. Kraft Ultrajaya Indonesia...................................  Indonesia
Phenix Leasing Corporation ......................................  Delaware
Phenix Management Corporation ...................................  Delaware
Philip Morris Asia Incorporated .................................  Delaware
Philip Morris Belgium S.A. ......................................  Belgium
Philip Morris Brasil S.A. .......................................  Delaware
Philip Morris Capital Corporation ...............................  Delaware
Philip Morris Capital (Dublin) Limited ..........................  Ireland
Philip Morris Capital (Ireland) Limited .........................  Ireland
Philip Morris Corporate Services Inc. ...........................  Delaware
Philip Morris Credit Capital N.V. ...............................  Netherlands Antilles
Philip Morris Europe S.A. .......................................  Delaware
Philip Morris Finance Europe B.V. ...............................  Netherlands
Philip Morris G.m.b.H. ..........................................  Germany
Philip Morris Holland B.V. ......................................  Netherlands
Philip Morris Hong Kong Limited..................................  Hong Kong
Philip Morris Incorporated ......................................  Virginia
Philip Morris International Finance Corporation .................  Delaware
Philip Morris International Inc. ................................  Delaware
Philip Morris Kabushiki Kaisha...................................  Japan
Philip Morris Korea C.H. ........................................  Korea
Philip Morris Latin America Inc. ................................  Delaware
Philip Morris Limited ...........................................  Australia
Philip Morris Management Corp. ..................................  New York
Philip Morris Products Inc. .....................................  Virginia
Philip Morris SA, Philip Morris Sabanci Pazarlama ve Satis A.S. .  Turkey
Philip Morris Sales Inc. ........................................  Delaware
Philip Morris Services India Inc. ...............................  Delaware
Philip Morris (Malaysia) Sdn. Bhd. ..............................  Malaysia
PHILSA Philip Morris Sabanci Sigara ve Tutunculuk
  Sanayi ve Ticaret, A.S. .......................................  Turkey
Pietro Negroni Limited...........................................  United Kingdom
Pietro Negroni S.A. .............................................  Switzerland
PMCC Investors No. 1 Corporation ................................  Delaware
PMCC Investors No. 2 Corporation ................................  Delaware
PMCC Investors No. 3 Corporation ................................  Delaware
PMCC Investors No. 4 Corporation ................................  Delaware
PMCC Leasing Corporation ........................................  Delaware
Porta Pack Corporation...........................................  United States
Premierfoods Corporation ........................................  Taiwan
Ridg's Finer Foods, Inc. ........................................  Delaware
Roskill Cartage and Storage Limited .............................  New Zealand
Rye Ventures, Inc. ..............................................  Delaware
SB Leasing Inc. .................................................  Delaware
Seven Seas Foods, Inc. ..........................................  Delaware
Shunde Kraft Confectionery Company Limited ......................  China

                                                                   State or
                                                                  Country of
        Name                                                     Organization
        ----                                                     ------------
Societa Immobiliare Modenese S.p.A. .............................  Italy
Suchard Limited .................................................  United Kingdom
Suchard Schokolade Ges. mbH Bludenz (Austria) ...................  Austria
Superior AgResource, Inc. .......................................  Delaware
Tabacalera Centroamericana S.A. .................................  Guatemala
Tabacalera Costarricense S.A. ...................................  Costa Rica
Tabak A.S. ......................................................  Czech Republic
Taloca AG .......................................................  Switzerland
Terry's Suchard Limited .........................................  United Kingdom
UAB Philip Morris Lietuva .......................................  Lithuania
Unimat Corporation ..............................................  Japan
Vict. Th. Engwall & Co., Inc. ...................................  Delaware
Votesor BV ......................................................  Netherlands
Zaklady Przemyslu Cukierniczego 'Olza' SA .......................  Poland
Zaklady Przemyslu Tytoniowego w Krakowie S.A. ...................  Poland